EXHIBIT 10.18

                                CARRIER AGREEMENT
                                  BETWEEN AT&T
                                       AND
                              EQUALNET CORPORATION

                          CONFIDENTIAL AND PROPRIETARY
                                     between
                          AT&T and EqualNet Corporation

                                TABLE OF CONTENTS

Section 0   Signature Page

Section 1   General Terms and Conditions

Section 2   Eligibility of Customer

Section 3   Responsibilities of Customer

Section 4   Responsibilities of AT&T

Section 5   Services and Service Descriptions

Section 6   Service Rates, Terms and Conditions

Section 7   International Usage Rates

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SECTION 0:  SIGNATURE PAGE

      THIS CARRIER AGREEMENT ("Agreement") is made and entered into by and between AT&T Corp., a corporation organized and existing under the laws of the State of New York and having an office at 295 North Maple Avenue, Basking Ridge, New Jersey 07920 ("AT&T") and EqualNet Corporation, having an office at 1250 Wood Branch Park Drive, Houston, Texas 77079 ("Customer"). The terms and conditions herein constitute an offer by Customer as of the date of Customer's signature below which may be accepted only by AT&T's signature below. This Agreement shall become effective when signed by both parties ("Effective Date").
      AT&T and Customer, acting through their duly authorized representatives, hereby agree to the terms set forth in Sections 1 through 6 of this Agreement as attached hereto.

CUSTOMER                            AT&T CORP.

By:_____________________________    By:_______________________________

________________________________    __________________________________
Printed or Typed Name               Printed or Typed Name

________________________________    ___________________________________
Title                               Title

________________________________    ___________________________________
Date                                Date

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SECTION 1:  GENERAL TERMS AND CONDITIONS

1.A. ASSIGNMENT. Customer may not assign this Agreement in whole or in part without the prior written consent of AT&T, which shall not be unreasonably withheld. AT&T may, in its discretion, condition its consent to such assignment upon the posting of an appropriate deposit by the assignee pursuant to Paragraph 4.D. of this Agreement. AT&T reserves the right to deny or revoke its consent to such assignment at any time if the assignee proves unwilling or unable to meet the eligibility requirements of this Agreement, in which event the Customer shall remain or again become responsible for performance of all terms of this Agreement. This provision shall not affect the Customer's right to resell Service. Further, any resale or assignment shall not release the original Customer from its obligations under this Agreement.

1.B. COMBINATION WITH OTHER SERVICES OR OFFERS. This AT&T Carrier Agreement may not be used in conjunction with any other AT&T Carrier Agreement, AT&T Contract Tariff, or promotions for any AT&T Services.

1.C. INDEPENDENT PARTIES. The relationship established by this Agreement shall in no way constitute AT&T (or its agents or employees) as a partner, agent or fiduciary of Customer. The relationship established by this Agreement shall in no way constitute the Customer (or their agents or employees) as a partner, agent or fiduciary of AT&T. The provision of Service described in this Agreement does not establish any joint undertaking, joint venture, or fiduciary relationship between AT&T and Customer.

1.D. ACKNOWLEDGMENT OF RIGHT TO COMPETE. Customer acknowledges and understands that it remains at all times solely responsible for the success and profits of its business, and that AT&T makes no promises, warranties or representations regarding the Customer's business success or prospects of business success in connection with the provision of service pursuant to this Agreement. Customer acknowledges and understands that AT&T will continue to market AT&T services directly to the public and that such marketing may from time to time bring AT&T into direct or indirect competition with Customer, and that AT&T may also market its services to competitors of Customer. Customer acknowledges and understands that nothing in this Agreement diminishes or restricts in any way the rights of AT&T to engage in competition with Customer or to market its services to competitors of Customer.

1.E. USE OF PROPRIETARY INFORMATION. In the event that either Customer or AT&T, in the course of performance of their obligations to each other under this Agreement, obtains or receives proprietary information from the other, it agrees to use such information only for the purpose of complying with its obligations under this Agreement and not to use such information for its own marketing purposes. Customer acknowledges that AT&T may use for its own marketing purposes any and all information that it obtains from sources other than Customer, including but not limited to information that AT&T may have regarding Customer's End-Users as a result of the past or present sale or provision by AT&T of telecommunications services or equipment to said End-Users.

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1.F. FORCE MAJEURE. Neither party nor its affiliates, subsidiaries, subcontractors, or parent corporation shall be liable in any way for delay, failure in performance, loss or damage due to any of the following: fire, strike, embargo, explosion, power blackout, earthquake, volcanic action, floor, war, water, the elements, labor disputes, civil or military authority, acts of God, acts of the public enemy, inability to secure raw materials, inability to secure products, acts or omissions of carriers, or other causes beyond its reasonable control, whether or not similar to the foregoing.

1.G. SEVERABILITY. If any portion of this Agreement shall be found to be invalid or unenforceable, such portion shall be void and of no effect, but the remainder of the Agreement shall continue in full force and effect unless the Agreement fails of its essential purpose without the voided portion.

1.H. NOTICES. All notices, identifications, formal requests or other formal communications required or desired to be given in connection with this Agreement, shall be in writing and shall be effective when delivered in person, when received if made by registered or certified mail (return receipt requested) or by overnight delivery, or the day of transmission, if made by facsimile before 3:00 p.m. on a business day, or the business day after transmission if made by facsimile after 3:00 p.m., unless the parties otherwise agree in writing. Notice shall be addressed to the following:

      If to AT&T:       Thomas Lysinger
                        General Manager
                        300 Atrium Drive
                        Somerset, New Jersey 08873
                        Facsimile: (908) 805-6093

      If to Customer:   Zane Russell
                        President and CEO
                        1250 Wood Branch Park Drive
                        Houston, Texas 77079
                        Facsimile: (281) 529-4650

1.I. MODIFICATION AND WAIVER. This Agreement may be modified only by a writing signed by both parties. The failure of a party to enforce any right under this Agreement at any particular point in time shall not constitute a continuing waiver of any such right with respect to the remaining term of this Agreement, or the waiver of any other right under this Agreement.

1.J. COMPLIANCE WITH LAWS. Each party is responsible for its own compliance with all laws and regulations affecting its business, including but not limited to the collection and remittance of all taxes and other levies imposed by law.

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1.K. CHOICE OF LAW. The domestic law of the State of New York, except its conflict-of-laws rules, shall govern the construction, interpretation, and performance of this Agreement.

1.L. CONFIDENTIALITY. The Terms, conditions, and rates contained in this Agreement are confidential, and shall remain so unless and until it shall be determined by AT&T that the Communications Act of 1934 (or any subsequent legislation) and the regulations promulgated thereunder require the filing of this Agreement with the Federal Communications Commission ("Commission"), or unless the Commission orders the filing of this Agreement pursuant to authority granted to the Commission by law or regulation. In such event, AT&T shall file the Agreement within thirty days of its execution, or upon such determination that filing is required, or upon being ordered by the Commission to do so (whichever is later); provided, that AT&T nonetheless shall keep the identity of Customer confidential unless required by law, regulation or the Commission to disclose such identity. Absent such a filing requirement, neither party shall disclose the terms or conditions of this Agreement to any third party, nor issue any public statements relating to this Agreement without the written consent of the other party, unless such disclosure or statement is reasonably believed by the party to be compelled by governmental authority. A disclosing party shall furnish reasonable prior notice to the other party before making the statement or disclosure unless prohibited by law from doing so.

1.M. DISPUTE RESOLUTION. If a dispute arises out of or relates to this Agreement, or its breach, the parties agree to submit the dispute to a sole mediator selected by the parties or, at any time at the option of a party, to mediation by the American Arbitration Association ("AAA"), to be held in New York, New York. If not resolved by mediation, it shall be referred to a sole arbitrator selected by the parties within thirty (30) days of the mediation or, in the absence of such selection, to AAA arbitration which shall be held in Dallas, Texas. The arbitration shall be governed by the United States Arbitration Act and judgment on the award may be entered in any court having jurisdiction. The arbitrator may not limit, expand or otherwise modify the terms of this Agreement. The parties, their representatives, other participants and the mediator and arbitrator shall hold the existence, content and results of mediation and arbitration in confidence.

1.N.  USE OF SERVICES PROVIDED FOR RESALE OR SHARED USE

      1.N.1. When the services provided under this Carrier Agreement are resold or shared, the Customer may advise its End User that a portion of the Customer's service is provided by AT&T. However, the Customer shall not publish or use any advertising, sales promotions, press releases or other publicity matters which use AT&T's corporate or trade names, logos, trademarks, service marks, trade dress, or other symbols that serve to identify and distinguish AT&T from its competitors (or which use confusingly similar corporate or other trade names, logos, trademarks, service marks, trade dress or other symbols), and the Customer may not conduct business under AT&T's corporate or trade names, logos, trademarks, service marks, trade dress, of other symbols that service to identify and distinguish

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      AT&T from its competitors (or under any confusingly similar corporate or trade names, logos, trademarks, service marks, trade dress or other symbols), except to the limited extent as is permissible under contract or applicable law. Customer shall comply with AT&T's "Naming Guidelines", as they may be reasonably amended by AT&T from time to time on notice to Customer.

      1.N.2. If AT&T finds that the Customer, in connection with its resale of the Services Provided under this Carrier Agreement, is using AT&T's corporate or trade names, logos, trademarks, service marks, trade dress or other symbols that serve to identify and distinguish AT&T from its competitors, in a manner inconsistent with the provisions of Section 1.N.1, AT&T may provide written notice of such inconsistent use to the Customer. If the Customer fails, within thirty (30) days after the receipt of such notice, to substantiate to AT&T that such inconsistent use has ended or has been corrected, the discounts specified in Section 6.D and the credits specified in Sections 6.E.1, 6.E.2, 6.E.4, 6.E.6, and 6.E.7 (the "Affected Discounts and Credits") will not apply from the 30th day after the receipt of such notice until such time as the Customer substantiates to AT&T that the inconsistent use has ended and has been corrected. Any such suspension of the Affected Discounts and Credits shall not relieve the Customer from its obligations to comply with any other conditions contained in this Carrier Agreement, including the Minimum Revenue Commitments. If it is finally determined by adjudication (or, if agreed by AT&T and the Customer, by arbitration) that AT&T's initial finding of an inconsistent use was in error, then the Customer shall receive a credit equal to the amount of the Affected Discounts and Credits that were not applied as a result of AT&T's initial finding, and AT&T's initial finding will have no further effect.

      1.N.3 The Customer shall take such steps as are reasonably possible to ensure that no Intermediate Reseller takes any action that, if done directly by Customer, would violate Section 1.N.1. If an Intermediated Reseller does take such action, the Customer shall take such steps as are reasonably possible to cause the inconsistent use by such Intermediate Reseller to be ended and corrected, to AT&T's reasonable satisfaction.

      1.N.4 If AT&T finds that the Customer has failed to take such action as is required pursuant to Section 1.N.3, AT&T may provide written notice of such failure to the Customer. If the Customer fails, within thirty (30) days after the receipt of such notice, to substantiate to AT&T that the inconsistent use by the other Carrier has ended and has been corrected or the Customer has taken the steps required under the preceding paragraph, the Affected Discounts and Credits will not apply from the 30th day after the receipt of such notice until such time as Customer substantiates to AT&T that the inconsistent use has ended and has been corrected. Any such suspension of the Affected Discounts and Credits shall not relieve the Customer from its obligations to comply with any other conditions contained in this Carrier Agreement including the Minimum Revenue

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      Commitments. If it is finally determined by adjudication (or, if agreed by
      AT&T and the Customer, by arbitration) that AT&T's initial finding of a failure by Customer to take required steps was in error, then the Customer shall receive a credit equal to the amount of the Affected Discounts and Credits that were not applied as a result of AT&T's initial finding, and AT&T's initial finding will have no further effect.

1.O. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior written or oral agreements, proposals or understandings, except that a letter from AT&T to EqualNet dated on or prior to the Effective Date of this Agreement does reflect the understanding of the parties with respect to circumstances under which a deposit will not be required.

1.P. DEFINITIONS. As used in this Agreement, the definitions set forth in AT&T Tariff F.C.C. Nos. 1, 2, 9, 11 and 14 shall apply except to the extent that they are modified or supplemented as follows:

      1.P.1 TARIFFS: As used in this Agreement, the term "tariffs" "Applicable Tariffs," or any variation thereof shall mean AT&T Tariff F.C.C. Nos. 1, 2, 9, 11 and 14, as amended from time to time, as well as the documents of general application that replace such tariffs upon their cancellation.

      1.P.2. END-USERS: Those persons or entities to which Customer or an Intermediate Reseller provides service utilizing the service provided to Customer by AT&T pursuant to this Agreement.

      1.P.3. INTERMEDIATE RESELLER: All resellers and other intermediaries in the sales chain between CUSTOMER (including its employees, agents and independently contracted sales representatives) and an End-User.

      1.P.4. DISPUTE: Any controversy or claim between the parties under this Agreement or which relates directly or indirectly to this Agreement or the services provided hereunder, whether based on contract, product liability, statute, tort (including negligence or strict liability) or other legal or equitable theory, whenever brought, between the parties or any of their employees or agents.

      1.P.5. DIRECT DIAL STATION CALL: That service where the person originating the call dials the telephone number desired, completes the call without the assistance of an operator, and the call is billed to the originating number.

      1.P.6. IXC SWITCH: An IXC switch is a telecommunications switch with the following characteristics: (a) it is owned and operated by the Customer,
      (b) it has the capability to be used for the transmission of calls that are routed by a Local Exchange Carrier to the IXC Switch using Feature Group D access; (c) it is capable of interconnecting circuits or transferring calling between circuits; (d) it

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      has a maximum capacity of a least 100,000 access lines; and (e) it is used by Customer to provide service to End-Users as a common carrier.

1.Q. SIX MONTH REVIEW. In November, 1997, AT&T and CUSTOMER will engage in a contract price review, which will include good faith negotiations as to whether any changes should be made in rates and fees for intrastate, interstate, inbound and non-qualified usage.


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SECTION 2:  REQUIREMENTS AND CERTIFICATION OF ELIGIBILITY

2.A. ELIGIBILITY. The rates, terms and conditions herein are expressly conditioned upon the Customer's meeting the following eligibility requirements. Customer is an interexchange telecommunications common carrier which certifies as follows:

      2.A.1. Customer has obtained the required operating authority in all states in which it conducts business, as well as all authority required by the FCC for resale of telecommunications services, including but not limited to authority required pursuant to Section 214 of the Communications Act of 1934, 47 U.S.C. ss.214.

      2.A.2. Customer complies and will continue to comply at all times with all federal and state laws and regulations applicable to the sale and provision of service to its customers, including but not limited to those laws and regulations applicable to the authorization and proof of authorization necessary to convert an End-User's former service to Customer's service as the End-User's Primary Interexchange Carrier.

      2.A.3. Customer will utilize the Service offered hereunder only for lawful purposes, including but not limited to resale of the Service or components thereof. In the event that Customer resells the Service provided hereunder, it will comply with the provisions of this Agreement regarding the use of AT&T's trade names, trademarks and service marks, and will ensure that its Intermediate Resellers do not engage in any activity in connection with the resale of the Service provided under this Agreement that, if done by CUSTOMER, would violate such provisions.

2.B. TERMINATION FOR LACK OF ELIGIBILITY. If at any time during the term of this Agreement Customer fails to comply with any requirement for eligibility contained in Paragraphs 2.A.1 through 2.A.3., above, such failure shall constitute a material breach of this Agreement which shall entitle AT&T to terminate this Agreement and the Service provided hereunder by proving notice of termination, if Customer fails to cure such breach within thirty (30) days after AT&T provided notice of such breach. In the event of such termination, Customer shall indemnify, defend and hold harmless AT&T from any and all complaints, causes or action or other claims brought against AT&T by any of End-Users due to said termination.

2.C. DEFAULT. If at any time during the term of this Agreement, receivership, insolvency, reorganization, dissolution, liquidation, or other proceedings (not including a proceeding under the federal Bankruptcy Code) shall be instituted by or against either party or all or any substantial part of its property under an applicable law of the United States or any state thereof, and such proceedings shall not have been stayed or dismissed within ninety (90) days from service of process upon such party, then the non-defaulting party shall have the right to terminate this Agreement. Customer acknowledges that AT&T is a "utility" for purposes of Section 366 of the Bankruptcy Code, and that AT&T will be entitled to adequate assurance of payment as provided in that Section in the event that Customer becomes the subject of a petition filed under the Bankruptcy Code.

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Notwithstanding the provisions of the first sentence of this Section, AT&T's right to terminate this Agreement in the event that Customer becomes the subject of a proceeding under the federal Bankruptcy Code will be governed by Section 366 of Bankruptcy Code.

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SECTION 3:  RESPONSIBILITIES OF AT&T

3.A. PROVISION OF SERVICE. Subject to its Correspondent Agreements with foreign carriers and regulation by Federal and state authorities, AT&T shall provide Service in accordance with its standard practices and procedures for the operation of its network. Service shall be available 24 hours per day, seven days per week. AT&T is responsible for the provision of Service from station to station, but is not responsible for the quality of transmission or signaling on the Customer's side of the interface at a Customer's premises. Service is furnished subject to the availability of the service components required.

3.B. INSTALLATION. Upon execution of this Agreement AT&T shall establish a due date for commencement of installation of Service and confirm said date with the Customer (CISD). A Customer may delay said due date for commencement of installation when the Customer's written request for said delay is received by AT&T at least five (5) business days prior to said due date, provided that the delay of said due date shall not exceed 30 cumulative calendar days. AT&T will make every reasonable effort to commence installation of Service by the due date, but Customer acknowledges that in some cases a delay in commencement of installation may be unavoidable. If commencement of installation is delayed for more than 45 days beyond the due date, and such delay is not requested or caused in whole or in part by the Customer, the Customer may cancel its order for Service pursuant to this Agreement and shall not thereby be considered to have breached this Agreement, such cancellation shall be Customer's sole remedy for such delay.

3.C.  MAINTENANCE.   AT&T  shall  maintain  Service  in  conformity  with  its
standard network operating procedures.

3.D. LIMITATION OF LIABILITY. AT&T (including its subsidiaries, affiliate, predecessors, successors and assigns) makes no warranties, express or implied, and specifically disclaims any warranty of merchantability or fitness for a particular purpose with respect to services or products provided pursuant to this Agreement. AT&T's liability for service interruptions for any service provided pursuant to this Agreement shall not exceed an amount equal to a pro-rated portion of the recurring charges provided for under this Agreement for the service affected for the period(s) during which said service was affected. This limitation of liability shall apply regardless of the form of action, whether in contract, tort, warranty, strict liability, or negligence (including without limitation active and passive negligence). In no event shall AT&T be liable for consequential, special or indirect damages or lost profits sustained by reason of its performance of this Agreement, or for any failure, breakdown, or interruption of service, whatever shall be the cause, or however long it shall last, and regardless of whether anyone has been advised of the possibility of such damages. AT&T shall have no liability for damages caused (1) by Customer's failure to perform its responsibilities under this Agreement, or (2) by the acts of third parties (including without limitation Customer's users or end users). AT&T does not guarantee or make any warranty with respect to the service provided pursuant to this Agreement when used in an explosive atmosphere. This Agreement does not create any claim or right of action, nor is it intended to confer any benefit on any

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third party, including but not limited to any user or end-user of Customer. The limitations of liability set forth in this Agreement shall survive failure of an exclusive remedy.

3.E. SERVICE, CHANNELS OR EQUIPMENT OF OTHERS. AT&T is not liable for damages associated with service, channels, or equipment that it does not furnish. AT&T does not provide Customer equipment.

3.F. NO PATENT OR SOFTWARE LICENSE. No license under patents or software copyrights (other than the limited license to use) is granted by AT&T or shall be implied or arise by estoppel, with respect to Service offered under this Agreement.

3.G. PERIODIC REVIEW. Beginning in the sixth month of the Term of this Agreement, and every six months thereafter, AT&T will review with CUSTOMER the status of CUSTOMER'S revenue/volume commitments, changes in its actual available traffic, and the pricing of the services provided under this Agreement. If AT&T and the CUSTOMER agree that revisions to this Agreement would be advantageous to both parties, then AT&T and CUSTOMER will cooperate in efforts to develop a mutually agreeable alternative proposal that will satisfy the concerns of both parties and comply with all applicable legal and regulatory requirements. By way of example and not limitation, such alternative proposal may include changes in rates, nonrecurring charges, revenue and/or volume commitments, discounts, the term and other provisions. This provision shall not apply to a change resulting from a decision by CUSTOMER to transfer portions of its traffic or projected growth to carriers other than AT&T. This provision does not constitute a waiver of any charges, including shortfall charges, incurred by the CUSTOMER prior to the time any amendment to this Agreement is made.

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SECTION 4:  RESPONSIBILITIES OF CUSTOMER

4.A. PLACEMENT OF ORDERS AND COMPLIANCE WITH REGULATIONS. Customer is responsible for placing any necessary orders and for assuring that it, its Users and its End-Users comply with the provisions of this Agreement and with all applicable federal and state laws and regulations.

4.B. BILLING; RESPONSIBILITY FOR PAYMENT. Customer is liable for all amounts due to AT&T hereunder, subject to the following. AT&T will provide to Customer a single monthly bill for each of the Services provided under this Agreement, or at AT&T's option a single monthly bill for all of the Services provided under this Agreement. Said bill or bills (including call detail records) will be provided on magnetic tape or such other electronic media as the parties agree in writing, and will be sent to one Customer location designated by the Customer. Except as provided in the Payment Plan set forth in a separate, contemporaneous Settlement Agreement between the parties, payment of charges is due upon presentation of a bill (including call detail records). Payment shall be considered past due if not made within thirty (30) days after the date of the bill on which the charges first appear. Customer shall be solely responsible for rendering of bills to and collection of charges from its end-users. Failure of Customer to bill and collect charges from its end-users shall not excuse in whole or in part Customer's responsibilities to AT&T under this Agreement, including but not limited to the responsibility to render to AT&T timely payment of charges. Customer shall reimburse AT&T for reasonable attorneys' fees (in the event of a collection arbitration or litigation) and any other costs associated with collecting delinquent payments from Customer. At AT&T's option, interest charges may be added to any undisputed adjudged past due amounts at the rate of one and one-half per cent (1 1/2%) per month, unless such interest rate exceeds the maximum allowed by applicable law, in which case interest shall be at the maximum lawful rate. The failure of Customer to make timely payment of charges pursuant to this paragraph shall constitute a material breach of this Agreement by Customer which shall entitle AT&T to terminate this Agreement and the service provided hereunder upon five (5) days written notice to Customer.

Notwithstanding the foregoing, AT&T may continue to issue bills to Customer's End-Users for 800 Services until October 31, 1997. Beginning July 1, 1997, the bills will not include AT&T brand identification.

4.C. INTERFACING AND COMMUNICATING WITH END-USERS. Interfacing and communicating with End-Users shall be the sole responsibility of Customer with respect to any use that Customer may make of the service provided pursuant to this Agreement to in turn provide service to other persons or entities. Such interfacing and communicating shall include without limitation installation of service, termination of service, placing of orders, billing and billing inquiries, reporting of service outages and problems, collection of charges and handling and resolution of all disputes.

4.D. DEPOSITS. AT&T may require the Customer, prior to or during the provision of service pursuant to this Agreement, to tender a deposit in an amount to be
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AT&T in its reasonable discretion to be held by AT&T as a guarantee for the payment of charges (including but not limited to shortfall charges attributable to Customer's failure to comply with any revenue or volume commitment or any monitoring condition in this Agreement or under a prior serving arrangement); provided, that such deposit shall not exceed the greater of four million five hundred thousand dollars ($4,500,000) or three times the average monthly charges (after discount) for the six months preceding the calculation of the deposit amount. To determine the financial responsibility of Customer and/or the specific amount of any deposit required, AT&T may rely upon commercially reasonable factors to assess and manage the risk of non-payment, including but not limited to payment history for telecommunications service (including such service purchased from AT&T), number of years in business, bankruptcy or insolvency history, current AT&T account treatment status, financial statement analysis, and commercial credit bureau rating. It shall be Customer's responsibility to provide to AT&T upon request such information as is necessary for AT&T to determine the financial responsibility of Customer, including but not limited too Customer's tax returns, audited or unaudited financial statements and loan applications. AT&T will enter into a reasonable non-disclosure agreement to protect the confidentiality of such information. A deposit does not relieve Customer of the responsibility for the prompt payment of bills on presentation or the due date appearing on the face of the bills. In lieu of a cash deposit, AT&T will accept Bank Letters of Credit and Surety Bonds which have been approved by AT&T. Interest will be paid to a Customer for the period that a cash deposit is held by AT&T. The interest rate used will be simple interest at the rate of six percent (6%) annually unless a different rate has been established by the appropriate legal authority in the state where the Service offering is located. The failure of Customer to post a deposit as required by AT&T pursuant to this paragraph shall constitute a material breach of this Agreement by Customer which shall entitle AT&T to terminate this Agreement and the service provided hereunder upon four (4) business days written notice to Customer. When the service for which the deposit has been required is discontinued, the deposit will be applied to the final bill and any credit balance will be refunded to the Customer with applicable interest accrued.

4.E. CUSTOMER'S USE OF SERVICE. Customer may use the services provided pursuant to this Agreement for any lawful purpose consistent with the transmission and switching parameters of the telecommunications network, and may resell its use (or the use of any part thereof) to a third party in the normal course of the Customer's business, subject to the following:

      4.E.1 ABUSE. The abuse of Service is prohibited. The following activities constitute abuse:

            4.E.1.A. Using Service to make calls that might reasonably be expected to frighten, abuse, torment, or harass another, or

            4.E.1.B. Using Service in such a way that it interferes unreasonably with the use of Service or AT&T's network by others.

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            In any instance in which AT&T believes in good faith that there is abuse of Service as set forth above, AT&T may, upon five (5) days prior written notice to the Customer, and without liability on the part of AT&T, restrict, suspend or discontinue providing Service, unless Customer cures such abuse to AT&T's reasonable satisfaction within such period.

      4.E.2. FRAUDULENT USE. The fraudulent use of, or the intended or attempted fraudulent use of, Service is prohibited. The following activities constitute fraudulent use:

            4.E.2.A. Using Service to transmit any message or code, locate a person, or otherwise give or obtain information, without payment for Service, or

            4.E.2.B. Using or attempting to use Service with the intent to avoid the payment, either in whole or in part, of any charges by any means or device, or

            4.E.2.C. Using Service to carry calls that originate on the network of a facilities-based interexchange carrier other than AT&T and terminate disproportionately to locations for which the cost to AT&T of terminating switched access is above the average cost of terminating switched access, based on the published access tariffs of local exchange companies.

            In any instance in which AT&T believes in good faith that there is fraudulent use of Service as set forth above, AT&T may, immediately and upon written notice to the Customer, and without liability on the part of AT&T, restrict, suspend or discontinue providing Service.

      4.E.3. INTERFERENCE, IMPAIRMENT OR IMPROPER USE. Customer may not use Service in any manner that subjects AT&T personnel or non-AT&T personnel to hazardous conditions or results in immediate harm to the AT&T network or other AT&T services. In any instance in which AT&T believes in good faith that Service is being used in such manner, AT&T may immediately restrict Service on a temporary basis. In such cases, AT&T will make a reasonable effort to give the Customer prior notice. In the event that Customer does not provide to AT&T within five (5) business days of the temporary restriction of service acceptable proof that said use has ceased and that appropriate measures have been taken to prevent its recurrence, AT&T may immediately and without further notice terminate service.

4.F. ACCESS TO CUSTOMER'S PREMISES. The Customer is responsible for arranging premises access at any reasonable time so that AT&T personnel may install, repair, maintain, inspect or remove Service components. Premises access must be made available at a time mutually agreeable to the Customer and AT&T.

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4.G. LOSS. The Customer is liable to AT&T for the replacement cost of
AT&T-provided equipment installed at the Customer's premises in the event of loss of said equipment for any reason, including but not limited to theft.

4.H. DUTY TO INDEMNIFY AND DEFEND. Customer shall indemnify, defend, and hold harmless AT&T and its directors, officers, employees, agents, parent, subsidiaries, successors, and assigns from all claims, damages and expenses (including reasonable attorneys' fees) asserted against AT&T arising out of or resulting from, in whole or in part, the acts or omissions of Customer, any Intermediate Resellers or any End-Users related to the resale or use of the Services provided under this Agreement, including but not limited to claims for libel, slander, invasion of privacy, or infringement of copyright arising from any communication and claims for patent infringement arising from combining or using services or equipment furnished by AT&T in connection with services or equipment furnished by others. Customer shall also indemnify, defend and hold AT&T harmless for all causes of action, claims, liabilities or expenses asserted or incurred by any of Customer's Users or End-Users arising out of any failure, breakdown, or interruption of service provided to Customer by AT&T or to End-Users or Intermediate Resellers by Customer. Customer shall indemnify, defend and hold AT&T harmless for all causes of action, claims, liabilities or expenses asserted against AT&T by Intermediate Resellers or End-Users related to the resale or use of the Services provided under this Agreement or the Customer's marketing efforts, including but not limited to Customer's violation of laws and regulations applicable to the authorization and proof of authorization necessary to convert an End-User's former service to Customer's service as the End-User's Primary Interexchange Carrier. AT&T shall indemnify, defend, and hold harmless Customer and its directors, officers, employees, agents, parent, subsidiaries, successors, and assigns from all claims, damages and expenses (including reasonable attorneys' fees) arising out of or resulting from claims for patent infringement arising solely from the use of services provided by AT&T.

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SECTION 5:  SERVICES AND SERVICE DESCRIPTIONS

5.A. SERVICES PROVIDED: AT&T will provide the following Domestic and International Services to the Customer under this Agreement and pursuant to the Applicable AT&T Tariffs which are specified below.

      5.A.1. AT&T SOFTWARE DEFINED NETWORK (SDN) SERVICES (AT&T TARIFF F.C.C.
            NO. 1) consisting of:

            a)    AT&T Custom SDN Service and International Calling Capability

      5.A.2 AT&T DISTRIBUTED NETWORK SERVICE (DNS) SERVICES (AT&T TARIFF F.C.C.
            NO. 1) consisting of:

            a)    AT&T DNS Service and AT&T DNS International Calling Capability

      5.A.3. AT&T MEGACOM SERVICE (AT&T TARIFF F.C.C. NO. 1) CONSISTING OF:

            a)    AT&T MEGACOMsm Service and International Calling Capability

      5.A.4. AT&T 800 SERVICES (AT&T TARIFF F.C.C. NO. 2 AND 14) CONSISTING OF:

            a)     AT&T 800 READYLINEsm Service-Domestic

            b)     AT&T 800 READYLINEsm Service-Canada

            c)     AT&T 800 READYLINEsm Service-Mexico

            d)     AT&T 800 READYLINEsm Service-Overseas

            e)     AT&T  800  READYLINEsm  Service-Puerto  Rico  and the  U.S.
                  Virgin Islands

            f)     AT&T MEGACOM 800 Service-Domestic

      5.A.5. AT&T PRIVATE LINE SERVICES (AT&T TARIFF F.C.C. NO. 9) CONSISTING
             OF:

            a)     AT&T ACCUNETsm T1.5 Service Access Connections

      5.A.6. AT&T LOCAL CHANNEL SERVICES (AT&T TARIFF F.C.C. NO. 11) CONSISTING
             OF:

           a)     AT&T TERRESTRIAL 1.544 Mbps local Channel Services

5.B. INTRASTATE SERVICES. The following intrastate services are provided pursuant to AT&T's state tariffs governing such service:

      5.B.1.      AT&T MEGACOM Service-Domestic
      5.B.2.      AT&T SDN Service-Domestic
      5.B.3.      AT&T 800 READYLINE Service-Domestic
      5.B.4.      AT&T DNS Service-Domestic
      5.B.5.      AT&T MEGACOM 800 Service-Domestic

SECTION 6:  SERVICES RATES, TERMS AND CONDITIONS

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6.A. SERVICE TERM. The term of this Agreement is 36 months beginning with the first day of the Customer's first full billing month on or after the effective Date of this Carrier Agreement, which is referred to as the Customer's Initial Service Date (CISD). No renewal option is available for this Agreement. For the AT&T 800 READYLINE Services provided under this Agreement, the Interim Service Period is the period from CISD through the date on which billing for such services converts from paper bills issued by AT&T to End-User locations, to magnetic or electronic bills issued by AT&T to Customer.

6.B.  MINIMUM REVENUE COMMITMENTS

      6.B.1. The combined Minimum Semi-Annual Revenue Commitment (MSARC) for the AT&T Custom SDN Service and International Calling Capability, AT&T DNS Service and International Calling Capability, AT&T MEGACOM Service and International Calling Capability, and AT&T 800 Services provided under this Agreement, after the application of the Discounts as specified in
      Section 6.D., and the Credits specified in 6.E.1., 6.E.2., 6.E.3., following, have been applied ("Net Billing"), are as follows, for each six-month (semi-annual) period of the Service Term.


                                                   ANNUALIZED
                                      MSARC          MSARC
                                   -----------    -----------
                Months 1 - 6       $ 8,000,000
                Months 7 - 12      $10,000,000    $18,000,000
                Months 13 - 18     $10,000,000
                Months 19 - 24     $10,000,000    $20,000,000
                Months 25 - 30     $10,000,000
                Months 31 - 36     $10,000,000    $20,000,000

      If, at the end of each semi-annual period following CISD, the Customer failed to satisfy the MSARC, the Customer will be billed the difference between the MSARC and actual Net Billing for that semi-annual period.

            However, if on any anniversary of the CISD, the Customer satisfies the Annualized MSARC for AT&T Custom SDN Service and International Calling Capability, AT&T DNS Service and International Calling Capability, AT&T MEGACOM Service and International Calling Capability, and AT&T 800 Service, excluding any shortfall charges(s) paid by the Customer for the preceding 12-month period, any MSARC shortfall charge(s) for AT&T Custom SDN Service and International Calling Capability, AT&T DNS Service and International Calling Capability, AT&T MEGACOM Service and International Calling Capability, and AT&T 800 Services, pursuant to this Section, incurred by the Customer in the preceding 12-month period, will be applied as a credit to the Customer's bill.

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6.C. USAGE RATES. AT&T reserves the right to increase from time to time the rates for the Services provided under this Agreement, regardless of any provisions in this Agreement that would otherwise stabilize rates or limit rate increases, as a result of charges imposed on AT&T stemming from an order, rule or regulation of the Federal Communications Commission or a court having competent jurisdiction relating to compensation of payphone service providers. The Contract Prices for the Services provided pursuant to this Agreement are as follows:

      6.C.1. The Contract Price for the AT&T SDN Services and International Calling Capability provided under this Agreement is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariff F.C.C. No. 1, as amended from time to time, except for those Usage Rates specified below:

      SDN RATE SCHEDULE A AND A-PV (EXCLUDING NRA)

                    INITIAL 18 SECONDS            EACH ADDITIONAL 6  SECONDS
                 -----------------------------   ---------------------------
                   DAY      EVENING     NIGHT      DAY     EVENING   NIGHT
       ALL       --------   --------   -------   -------   -------  -------
       MILEAGE   [TEXT      [TEXT     [TEXT     [TEXT     [TEXT    [TEXT
       BANDS     REDACTED]  REDACTED] REDACTED] REDACTED] REDACTED]REDACTED]


      SDN RATE SCHEDULE B AND B-PV (EXCLUDING NRA)

                    INITIAL 18 SECONDS            EACH ADDITIONAL 6  SECONDS
                 -----------------------------   ---------------------------
                   DAY      EVENING     NIGHT      DAY     EVENING   NIGHT
       ALL       --------   --------   -------   -------   -------  -------
       MILEAGE   [TEXT      [TEXT     [TEXT     [TEXT     [TEXT    [TEXT
       BANDS     REDACTED]  REDACTED] REDACTED] REDACTED] REDACTED]REDACTED]



      SDN RATE SCHEDULE C AND C-PV (EXCLUDING NRA)

                    INITIAL 18 SECONDS            EACH ADDITIONAL 6  SECONDS
                 -----------------------------   ---------------------------
                   DAY      EVENING     NIGHT      DAY     EVENING   NIGHT
       ALL       --------   --------   -------   -------   -------  -------
       MILEAGE   [TEXT      [TEXT     [TEXT     [TEXT     [TEXT    [TEXT
       BANDS     REDACTED]  REDACTED] REDACTED] REDACTED] REDACTED]REDACTED]


      6.C.2. The Contract Price for the AT&T DNS Service and AT&T DNS Direct Dial International Calling Capability provided under this Agreement is the same as the

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      undiscounted Recurring and Nonrecurring Rates and Charges specified in
      AT&T Tariff F.C.C. No. 1, as amended from time to time.

      6.C.3. The Contract Price for the AT&T MEGACOM Service provided under this Agreement is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariff F.C.C. No. 1, as amended from time to time, except that the following usage rate, and the discounts specified in
      Section 6.D.3. of this Agreement, applies for AT&T MEGACOM Service-Domestic Interstate calls which originate at an IXC Switch, as defined in Section 1.P.6., preceding. The Contract Price for AT&T MEGACOM Service-Domestic Interstate Service is [TEXT REDACTED] for the initial 18 seconds or fraction thereof and [TEXT REDACTED] for each additional 6 seconds or fraction thereof for all time of day rates periods and mileage bands.

      6.C.4. The Contract Price for the AT&T MEGACOM Service International Calling Capability provided under this Agreement is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariff F.C.C. No. 1, as amended from time to time, except that the International usage rates specified in Section 7, following, and the discounts specified in Section 6.D.4. of this Agreement, applies for AT&T MEGACOM Service-International Calling Capability calls which originate at an IXC Switch, as defined in Section 1.P.6., preceding. AT&T may at any time during the Term of this Agreement, and at its sole discretion, upon thirty (30) days notice to Customer, change the Rates for AT&T MEGACOM Service International Calling Capability provided in Section 7. following.

      6.C.5. The Contract Price for the AT&T READYLINE 800 Services provided under this Agreement is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariff F.C.C. No. 2 and 14, as amended from time to time, except for those Usage Rates specified below, which only apply after the interim Service Period:

      AT&T READYLINE 800 SERVICE-INTERSTATE

                                 PER HOUR OF USE

      SERVICE AREA       BUSINESS DAY         EVENING        NIGHT/WEEKEND
      ------------       ------------         -------        -------------
      ALL               [TEXT REDACTED]    [TEXT REDACTED]  [TEXT REDACTED]

      6.C.6. The Contract Price for the AT&T MEGACOM 800 Services provided under this Agreement is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariff F.C.C. No. 2, as amended from time to time, except that the following usage rate, and the discounts specified in Section 6.D.6. of this Agreement, applies for AT&T MEGACOM 800 Service-Domestic Interstate calls which terminate at an IXC switch, as defined in Section 1.P.6., preceding. The


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      Contract Price for AT&T MEGACOM 800 Service-Domestic Interstate Service is
      [TEXT REDACTED] per hour for all day parts and mileage bands.

      6.C.7. The Contract Price for AT&T TERRESTRIAL 1.544 Mbps Local Channel Services provided under this Agreement is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariff F.C.C. No. 11, as amended from time to time.

      6.C.8. The Contract Price for AT&T ACCUNET T1.5 Access Connections provided under this Agreement is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariff F.C.C. No. 9, as amended from time to time.

6.D.  DISCOUNTS.  Volume  discounts   applicable  to  the  Services   provided
pursuant to this Agreement are as follows.  No other discounts apply.

      6.D.1.      AT&T SDN SERVICES

      (a)BASE DISCOUNTS - The Customer will receive the following discounts, each month, in lieu of those specified for the SDN Term and Volume Plan
         (TVP) in AT&T Tariff F.C.C. No. 1. These discounts will be applied to qualified AT&T SDN Gross Monthly Usage Charges (GMUC) in the same manner as the TVP specified in AT&T Tariff F.C.C.
         No. 1, as amended from time to time.

         QUALIFIED AT&T SDN GROSS MONTHLY USAGE CHARGES           DISCOUNT
         -----------------------------------------------        ---------------
         All Gross Direct Dialed AT&T SDN-Domestic Usage        [TEXT REDACTED]

                                                                   DISCOUNT
                                                               ---------------
         All Gross Direct Dialed AT&T SDN-International Usage  [TEXT REDACTED]

      (b)ADDITIONAL DISCOUNTS - None.

      6.D.2.      AT&T DNS SERVICE

      (a)BASE DISCOUNTS - The following discounts for AT&T DNS are applied to AT&T DNS usage charges in the billing month in which the AT&T DNS charges are billed. The following discounts will be applied, each month, using the same method as specified in Section 6.12. of AT&T Tariff F.C.C. No. 1 (Method of Determining Discount).

            1) The Customer will receive the following discounts, each month, on all domestic direct dialed (1+) AT&T DNS monthly gross usage charges.

                  o [TEXT REDACTED] discount on the amounts over $0 up to $10,000.00

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                  o     [TEXT REDACTED] discount on the amounts over $10,000.00
                        up to $20,000.00

                  o     [TEXT REDACTED] discount on the amounts over $20,000.00

            2) The Customer will receive the following discounts, each month, on international direct dialed (1+) AT&T DNS monthly gross usage charge:

                  o [TEXT REDACTED] discount on the amounts over $0 up to $5,000.00

                  o [TEXT REDACTED] discount on the amounts over $5,000.00 up to $15,000.00

                  o [TEXT REDACTED] discount on the amounts over $15,000.00 up to $60,000.00

                  o [TEXT REDACTED] discount on the amounts over $60,000.00 up to $200,000.00

                  o     [TEXT REDACTED] discount on the amounts over $200,000.00

      (b)ADDITIONAL DISCOUNTS - None.

      6.D.3.      AT&T MEGACOM SERVICE-DOMESTIC

      (a)BASE DISCOUNTS - The Customer will receive one of the following discounts, each month, on AT&T MEGACOM Service-Domestic gross monthly usage charges in lieu of any other term plan or discounts.

          DOMESTIC GROSS MONTHLY USAGE        DISCOUNT
          ----------------------------     ----------------
          $0 to $20,000                    [TEXT REDACTED]
           over $20,000                    [TEXT REDACTED]
           over $50,000                    [TEXT REDACTED]
           over $100,000                   [TEXT REDACTED]
           over $200,000                   [TEXT REDACTED]
           over $500,000                   [TEXT REDACTED]


      (b)ADDITIONAL DISCOUNTS - None.

      6.D.4.      AT&T MEGACOM SERVICE INTERNATIONAL CALLING CAPABILITY

      (a)BASE DISCOUNTS - The Customer will receive one of the following discounts, each month, on AT&T MEGACOM Services International Calling Capability gross monthly usage charges in lieu of any other term plan or discounts.

         INTERNATIONAL GROSS MONTHLY USAGE      DISCOUNTS
         ---------------------------------   ---------------
         $0 to $25,000                       [TEXT REDACTED]
          over $25,000                       [TEXT REDACTED]

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          over $100,000                      [TEXT REDACTED]
          over $200,000                      [TEXT REDACTED]

      6.D.5.  AT&T 800 READYLINE SERVICES

         (a) BASE DISCOUNTS - The Customer will receive a [TEXT
         REDACTED]discount, each month, on AT&T 800 READYLINE Service-Domestic gross usage charges, in lieu of any other term plan or discount.

         (b) ADDITIONAL DISCOUNTS - After the discounts in Section 6.D.5. (a) have been applied, the Customer will receive the following additional discount on interstate AT&T 800 READYLINE Service-Domestic usage charges:

                (1) Interim Service Period Discount - During the Interim Service
                    Period, the Customer will receive an additional discount that is the same as the discount that would apply under the Revenue Volume Pricing Plan as specified in AT&T Tariff F.C.C. No. 2, as amended by AT&T from time to time.

                (2) Post-Interim Service Period Discount - After the Interim
                    Service Period, the Customer will receive the following additional discount.

                        NET AT&T 800 READYLINE              INTERSTATE
                         SERVICE - DOMESTIC                  DISCOUNT
                        -----------------------             ----------
                           $0 - $300,000                 [TEXT REDACTED]
                           over $300,000                 [TEXT REDACTED]

      6.D.6.      AT&T MEGACOM 800 SERVICE

        (a) BASE DISCOUNT - The Customer will receive one of the following discounts, each month, on AT&T MEGACOM 800 Service-Domestic gross usage charges in lieu of any other term plan or discounts.

          DOMESTIC GROSS MONTHLY USAGE                   DISCOUNT
          ----------------------------                ---------------
           $0 to $50,000                              [TEXT REDACTED]
           over $50,000                               [TEXT REDACTED]
           over $100,000                              [TEXT REDACTED]
           over $200,000                              [TEXT REDACTED]
           over $500,000                              [TEXT REDACTED]

        (b) ADDITIONAL DISCOUNTS - None.

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6.E. ADDITIONAL PROMOTIONS, CREDITS AND WAIVERS. The Customer is ineligible for any promotions, credits or waivers for the Services provided under this Agreement, which are filed or which may be filed in the AT&T tariffs specified in Section 5., preceding, or which may be otherwise made available by AT&T.

      6.E.1. AT&T DNS DOMESTIC CREDIT - AT&T will apply a domestic AT&T DNS credit, each month, in the billing month following the initial application of the discounts specified in 6.D.2.(a)1., above, in an amount equal to the difference between (a) all qualified domestic direct dial AT&T DNS gross usage less a [TEXT REDACTED] discount and (b) the actual billed charges for direct dial domestic AT&T DNS usage less the discount in 6.D.2.(a)1.

      6.E.2. AT&T DNS INTERNATIONAL CREDIT - AT&T will apply an International AT&T DNS credit, each month, in the billing month following the initial application of the discounts specified in 6.D.2.(a)2., above, in an amount equal to the difference between (a) all qualified international direct dial AT&T DNS gross usage less a [TEXT REDACTED] discount and (b) actual billed charges for international AT&T DNS usage less the discounts in
      Section 6.D.2.(a)2.

      6.E.3. AT&T DNS INTERSTATE CREDIT - AT&T will apply an Interstate AT&T DNS credit, each month, in the billing month following the initial application of the discounts specified in 6.D.2.(a)1., above, in an amount equal to the difference between (a) all qualified interstate AT&T DNS minutes times [TEXT REDACTED] and (b) the actual billed charges for interstate AT&T DNS usage less the discounts in 6.D.2.(a)1. and the credit in 6.E.1.

      6.E.4. AT&T will waive the Nonrecurring AT&T MEGACOM Service Establishment Charge per recording number per AT&T MEGACOM Service central office, as specified in AT&T Tariff F.C.C. No. 1, as amended from time to time, that is associated with providing AT&T MEGACOM Service at an IXC Switch under this Agreement, provided that said Service remains in place for at least twelve (12) months. If the Customer disconnects Service receiving waiver prior to the end of the twelve (12) month period, the Customer will be liable for the previously waived Nonrecurring charges and will be billed for those charges at the time of disconnect.

      6.E.5. AT&T will waive the Nonrecurring AT&T MEGACOM 800 Service Establishment Charge per routing arrangement per AT&T MEGACOM 800 Service central office, as specified in AT&T Tariff F.C.C. No. 2, as amended from time to time, that is associated with providing AT&T MEGACOM 800 Service-Domestic at an IXC Switch under this Agreement, provided that said Service remains in place for at least twelve (12) months. If the Customer disconnects Service receiving waiver prior to the end of the (12) month period, the Customer will be liable for the previously waived Nonrecurring charges, and will be billed for those charges at the time of disconnect.

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      6.E.6. AT&T READYLINE 800 SERVICES-DOMESTIC CREDIT - After the end of the
      Interim Service Period, AT&T will apply a one-time credit in an amount equal to the difference between (a) all interstate AT&T READYLINE 800 Service-Domestic minutes of use during the Interim Service Period times [TEXT REDACTED] and (b) the actual billed charges for interstate AT&T READYLINE 800 Service-Domestic provided during the Interim Service Period (after application of all applicable discounts).

      6.E.7. AT&T DNS CREDITS - AT&T will apply a credit of [TEXT REDACTED]in the 2nd full billing month following the CISD. If the Customer fails to satisfy the first MSARC of the term of this Agreement, excluding any shortfall charges paid, AT&T will bill the Customer an amount equal to the credit received. Any such bill must be paid by the Customer within thirty
      (30) days.

6.F. CLASSIFICATIONS, PRACTICES AND REGULATIONS. Except as otherwise provided in this Agreement, the rates and regulations that apply to the Services provided specified in Section 5., preceding, are as set forth in the Applicable AT&T Tariffs.

6.G. MONITORING CONDITIONS. The Customer must satisfy the following Monitoring Conditions which will be monitored on each anniversary of the CISD. The Monitoring Period is the 12 months immediately preceding each anniversary of the CISD.

      6.G.1. At least 50% of the AT&T SDN Domestic Direct Dialed minutes of use must be interstate.

      6.G.2. At least 50% of the AT&T READYLINE 800 Service-Domestic minutes of use must be interstate.

      6.G.3. At least 90% of the Customer's AT&T MEGACOM Service-Domestic minutes of use must be interstate.

      6.G.4. At least 90% of the Customer's AT&T MEGACOM 800 Service-Domestic minutes of use must be interstate.

      6.G.5. Customer must have an Average Length of Call (ALOC) of a least 3.0 minutes for AT&T SDN Domestic calls.

      6.G.6. Customer must have an ALOC of at least 2.5 minutes for AT&T READYLINE 800 Service Domestic calls.

      6.G.7. Customer must have an ALOC of at least 2.5 minutes for AT&T MEGACOM 800 Domestic calls.

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
      6.G.8. Customer must have an ALOC of at least 2.5 minutes for AT&T MEGACOM Domestic calls.

      If the Customer, during any Monitoring Period, has failed to satisfy any of the above Monitoring Conditions, AT&T will notify the Customer in writing of the specific failure(s) and the Customer will be billed and shall pay within thirty (30) days an amount equal to 20% of all previously applied discounts specified in Section 6.D. and credits specified in
      Section 6.E. preceding, received by the Customer to which each unfulfilled Monitoring Condition is applicable during the Monitoring Period.

6.H. DISCONTINUANCE - In lieu of any Discontinuance With or Without Liability provisions that are specified in the AT&T Tariff F.C.C. Nos. 1, 2, 9, 11 and 14 the following provisions shall apply.

      6.H.1. The Customer may discontinue this Agreement without incurring a Termination Charge prior to the expiration of he Agreement Term, provided the Customer, (1) is current in payments to AT&T, at the time of discontinuance, (2) is current in meeting the MSARC at time of discontinuance, calculated based upon dividing the MSARC by 6 and multiplying by the number of months that service was in place for that semi-annual period prior to discontinuance, and (3) replaces this Agreement with another AT&T Carrier Agreement for AT&T Tariff F.C.C. Nos. 1, 2, 9, 11 and 14 Services or equivalent services with revenue commitments at least equal to or greater than revenue commitments remaining in this Agreement and a term commitment at least equal to or greater than the term remaining in this Agreement.

      6.H.2. During the twenty-fourth through twenty-sixth months of the Term, the Customer may discontinue this Agreement without incurring a Termination Charge, upon at least thirty (30) days prior written notice, if during the first twenty-four months of the Term the Customer has incurred total billed charges equal to or greater than [TEXT REDACTED] (after the application of the Discounts as specified in Section 6.D., preceding, and the Credits specified in Sections 6.E.1., 6.E.2., and 6.E.3., preceding) for Services provided under this Agreement.

      6.H.3. If the Customer discontinues this Agreement prior to the expiration of the Agreement Term, or if AT&T terminates this Agreement or the Service provided pursuant to this Agreement due to Customer's breach of this Agreement, prior to the expiration of the Agreement Term, the Customer will be billed for and shall pay within thirty (30) days a Termination Charge. The Termination Charge for the AT&T Services provided under this Agreement will be an amount equal to 100% of the unsatisfied MSARC for the six-month period in which the Customer discontinues and 50% of the MSARC for each semi-annual period remaining in the Service Term.

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SECTION 7.  INTERNATIONAL USAGE RATES

      7.A.  AT&T MEGACOM SERVICE-INTERNATIONAL CALLING CAPABILITY

            1. MEXICO RATE SCHEDULE - This schedule applies to Customer dialed calls to stations in Mexico from the U.S. Mainland.

               (a). The following rates for calls between the U.S. Mainland and the point of connection at the international boundary apply for all days of the week including holidays.

                              STANDARD                         ECONOMY
                          -----------------------------  ----------------------------------
                             MON-FRI         SAT/SUN        MON-FRI             SAT/SUN
                          7:00AM-7:00PM      5PM-MID     7:00PM-7:00AM      ALL DAY/MID-5PM
                          -----------------------------------------------------------------
                            INITIAL          EACH ADD'L       INITIAL         EACH ADD'L
               RATE       30 SECONDS OR    6 SECONDS OR    30 SECONDS OR    6 SECONDS OR
               MILEAGE      FRACTION         FRACTION        FRACTION         FRACTION
               -------   ---------------  --------------- ---------------  ----------------
               0-10      [TEXT REDACTED]  [TEXT REDACTED] [TEXT REDACTED]  [TEXT REDACTED]
               11-22     [TEXT REDACTED]  [TEXT REDACTED] [TEXT REDACTED]  [TEXT REDACTED]
               23-55     [TEXT REDACTED]  [TEXT REDACTED] [TEXT REDACTED]  [TEXT REDACTED]
               56-124    [TEXT REDACTED]  [TEXT REDACTED] [TEXT REDACTED]  [TEXT REDACTED]
               125-292   [TEXT REDACTED]  [TEXT REDACTED] [TEXT REDACTED]  [TEXT REDACTED]
               293-430   [TEXT REDACTED]  [TEXT REDACTED] [TEXT REDACTED]  [TEXT REDACTED]
               431-925   [TEXT REDACTED]  [TEXT REDACTED] [TEXT REDACTED]  [TEXT REDACTED]
               926-3000  [TEXT REDACTED]  [TEXT REDACTED] [TEXT REDACTED]  [TEXT REDACTED]

       The rates for Customer Dialed Person (DP), Operator Placed Station (OS) and Operator Placed Person-to-Person (OP) calls, (as defined in Section 24.1.2.B.2.(a) of AT&T Tariff F.C.C. No. 27) between the point of connection at the international boundary and Mexico are as specified in
       Section 24.1.2.B.2. of AT&T Tariff F.C.C. No. 27.

       The rates for calls between the point of connection at the international boundary and Mexico are as specified in AT&T F.C.C. Tariff No. 1, Section 3.2.4.L.5., as amended from time to time.

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
2. ALL OTHER COUNTRIES -This schedule applies to Customer dialed calls to stations in All Other Countries from the U.S. Mainland.

                                 INITIAL PERIOD           ADDITIONAL PERIOD
                        ---------------------------   -------------------------
    COUNTRIES           STANDARD  DISCOUNT  ECONOMY   STANDARD DISCOUNT ECONOMY
    ------------------  --------  --------  -------   -------- -------- -------
    ALBANIA, SOCIALIST                      [TEXT REDACTED]
    REPUBLIC OF
    ALGERIA
    AMERICAN SAMOA
    ANDORRA
    ANGOLA
    ANGUILLA
    ANTARCTICA (CASEY)
    ANTARCTICA (SCOTT)
    ANTIGUA (BARBUDA)
    ARGENTINA
    ARMENIA
    ARUBA
    ASCENSION ISLAND
    AUSTRALIA
    AUSTRIA
    AZERBAIJAN
    BAHAMAS
    BAHRAIN
    BANGLADESH,PEOPLE'S
    REPUBLIC OF
    BARBADOS
    BELARUS
    BELGIUM
    BELIZE
    BENIN, PEOPLE'S
    REPUBLIC OF
    BERMUDA
    BHUTAN
    BOLIVIA
    BOSNIA-HERCEGOVINA
    BOTSWANA
    BRAZIL
    BRITISH VIRGIN ISLANDS
    BRUNEI
    BULGARIA
    BURKINA FASO
    BURMA
    BURUNDI
    CANADA
    CAMBODIA
    CAMEROON, UNITED
    REPUBLIC OF

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                                 INITIAL PERIOD           ADDITIONAL PERIOD
                        ---------------------------   -------------------------
    COUNTRIES           STANDARD  DISCOUNT  ECONOMY   STANDARD DISCOUNT ECONOMY
    ------------------  --------  --------  -------   -------- -------- -------
    CAPE VERDE ISLANDS                      [TEXT REDACTED]
    CAYMAN ISLANDS
    CENTRAL AFRICAN
    REPUBLIC
    CHAD REPUBLIC
    CHILE
    CHINA, PEOPLE'S
    REPUBLIC OF
    CHRISTMAS & COCOS
    ISLANDS
    COLOMBIA
    COMOROS, FEDERAL &
    ISLAMIC REPUBLIC OF
    CONGO, REPUBLIC OF
    COOK ISLANDS
    COSTA RICA
    CROATIA
    CUBA
    CYPRUS
    CZECH REPUBLIC
    DENMARK
    DIEGO GARCIA
    DJIBOUTI, REPUBLIC OF
    DOMINICA
    DOMINICAN REPUBLIC
    ECUADOR
    EGYPT, ARAB REPUBLIC
    OF
    EL SALVADOR
    EQUATORIAL GUINEA
    REPUBLIC OF
    ERITREA
    ESTONIA
    ETHIOPIA
    FAEROE ISLANDS
    FALKLAND ISLANDS
    FEDERATED STATES OF
    MICRONESIA
    FIJI ISLANDS
    FINLAND
    FRANCE
    FRENCH ANTILLES
    FRENCH GUIANA
    FRENCH POLYNESIA
    GABON REPUBLIC
    GAMBIA
    GEORGIA

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                                 INITIAL PERIOD           ADDITIONAL PERIOD
                        ---------------------------   -------------------------
    COUNTRIES           STANDARD  DISCOUNT  ECONOMY   STANDARD DISCOUNT ECONOMY
    ------------------  --------  --------  -------   -------- -------- -------
    GERMANY, FEDERAL                       [TEXT REDACTED]
    REPUBLIC OF
    GHANA
    GIBRALTAR
    GREECE
    GREENLAND
    GRENADA
    GUADELOUPE
    GUAM
    GUANTANAMO
    GUATEMALA
    GUINEA BISSAU
    GUINEA, PEOPLE'S
    REVOLUTIONARY
    REPUBLIC
    GUYANA
    HAITI
    HONDURAS
    HONG KONG
    HUNGARY
    ICELAND
    INDIA
    INDONESIA
    IRAN
    IRAQ
    IRELAND
    ISRAEL
    ITALY
    IVORY COAST
    JAMAICA
    JAPAN
    JORDAN
    KAZAKHSTAN
    KENYA
    KIRIBATI
    KOREA, PEOP DEM REP
    KOREA, REPUBLIC OF
    KUWAIT
    KYRGYZSTAN
    LAOS
    LATVIA
    LEBANON
    LESOTHO
    LIBERIA
    LIBYAN A P S J
    LIECHTENSTEIN

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                                 INITIAL PERIOD           ADDITIONAL PERIOD
                        ---------------------------   -------------------------
    COUNTRIES           STANDARD  DISCOUNT  ECONOMY   STANDARD DISCOUNT ECONOMY
    ------------------  --------  --------  -------   -------- -------- -------
    LITHUANIA                              [TEXT REDACTED]
    LUXEMBOURG
    MACAO
    MACEDONIA
    MADAGASCAR
    DEMOCRATIC REPUBLIC
    OF
    MALAWI
    MALAYSIA
    MALDIVES, REPUBLIS OF
    MALI REPUBLIC
    MALTA, REPUBLIC OF
    MARSHALL ISLAND
    MAURITANIA, ISLAMIC
    REPUBLIC OF
    MAURITIUS
    MAYOTTE ISLAND
    MOLDOVA
    MONACO
    MONGOLIAN PEOPLE'S
    REPUBLIC
    MONTSERRAT
    MOROCCO, KINGDOM OF
    MOZAMBIQUE
    NAMIBIA
    NAURU
    NEPAL
    NETHERLANDS
    NETHERLANDS ANTILLES
    NEVIS
    NEW CALEDONIA
    NEW ZEALAND
    NICARAGUA
    NIGER REPUBLIC
    NIGERIA, FEDERAL
    REPUBLIC OF
    NIUE
    NORFOLK ISLAND
    NORWAY
    OMAN
    PAKISTAN
    PALAU, REPUBLIC OF
    PANAMA, REPUBLIC OF
    PAPUA NEW GUINEA
    PARAGUY
    PERU

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                                 INITIAL PERIOD           ADDITIONAL PERIOD
                        ---------------------------   -------------------------
    COUNTRIES           STANDARD  DISCOUNT  ECONOMY   STANDARD DISCOUNT ECONOMY
    ------------------  --------  --------  -------   -------- -------- -------
    PHILIPPINES                            [TEXT REDACTED]
    POLAND, PEOPLE'S
    REPUBLIC OF
    PORTUGAL
    QATAR
    REUNION ISLAND
    ROMANIA, SOCIALIST
    REPUBLIC OF
    RUSSIA
    RWANDA
    SAIPAN
    SAN MARINO
    SAO TOME
    SAUDI ARABIA
    SENEGAL REPUBLIC
    SEYCHELLES ISLAND
    SIERRA LEONE
    SINGAPORE, REPUBLIC
    OF
    SLOVAKIA
    SLOVENIA
    SOLOMON ISLANDS
    SOLMALI, REPUBLIC OF
    SOUTH AFRICA,
    REPUBLIC OF
    SPAIN
    SRI LANKA,
    DEMOCRATIC SOCIALIST
    REPUBLIC OF
    ST. HELENA
    ST. KITTS
    ST. LUCIA
    ST. PIERRE & MIQUELON
    ST. VINCENT & THE
    GRENADINES
    SUDAN
    SURINAME, REPUBLIC OF
    SWAZILAND
    SWEDEN
    SWITZERLAND
    SYRIAN ARAB REPUBLIC
    TAIWAN
    TAJIKISTAN
    TANZANIA

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                                 INITIAL PERIOD           ADDITIONAL PERIOD
                        ---------------------------   -------------------------
    COUNTRIES           STANDARD  DISCOUNT  ECONOMY   STANDARD DISCOUNT ECONOMY
    ------------------  --------  --------  -------   -------- -------- -------
    THAILAND                               [TEXT REDACTED]
    TOGO, REPUBLIC OF
    TONGA ISLANDS
    TRINIDAD & TOBAGO,
    DEMOCRATIC REPUBLIC
    OF
    TUNISIA
    TURKEY
    TURKMENISTAN
    TURKS & CAICOS
    ISLANDS
    TUVALU
    UGANDA
    UKRAINE
    UNITED ARAB EMIRATES
    UNITED KINGDOM
    URUGUAY
    UZBEKISTAN
    VANUATU REPUBLIC
    VATICAN CITY
    VENEZUELA
    VIETNAM, SOCIALIST
    REPUBLIC OF
    WALLIS & FORTUNA
    ISLANDS
    WESTERN SAMOA
    YEMEN, REPUBLIC OF
    YUGOSLAVIA
    ZAIRE, REPUBLIC OF
    ZAMBIA
    ZIMBABWE


END OF AGREEMENT

                                       34
                          CONFIDENTIAL AND PROPRIETARY
                                     between
                          AT&T and EqualNet Corporation